Capital Markets Day February 4, 2010 Exhibit 99.2

Safe Harbor
Capital Markets Day |  P. 2
With the exception of historical information, the matters
disclosed in this presentation are forward-looking statements.
Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.  Potential risks and uncertainties are described in the Company’s filings with the Securities and
Exchange Commission, including its 2008 Form 10-K and
2009 Form 10-Qs. These forward-looking statements
represent the Company’s judgment as of the date of this
presentation.  The Company disclaims, however, any intent or obligation to update these forward-looking statements.

Agenda
Capital Markets Day |  P. 3
The MEMC of Today and Tomorrow – Ahmad Chatila
MEMC Semiconductor Materials – Shaker Sadasivam
MEMC Solar Materials – Ken Hannah
SunEdison – Carlos Domenech
Closing & Divisional Remarks - Ahmad Chatila
2010 Outlook – Tim Oliver
Q & A

The MEMC of Today & Tomorrow Ahmad Chatila, Chief Executive Officer February 4, 2010

Capital Markets Day | P. 5 Dynamics and Challenges Rebuilding and Repositioning MEMC…Today and Tomorrow 2009 in Review 2010 Priorities Semiconductors Solar

Dynamics and Challenges
Capital Markets Day |  P. 6
Pricing Declines
Polysilicon
Solar Wafers
Semiconductor Wafers
Unit Drop in
Semiconductors
Flat Solar Units (while
capacities increased by
~50%)
Spain, Credit Crunch
Pasadena Operational
Challenges
Low Gross Margin and
Inconsistent Results
Opaqueness to Investors
Customer Relationships
Market Related Challenges MEMC Specific Challenges
Tough Year…Weathered the Storm

Capital Markets Day | P. 7 Rebuilding & Repositioning Reduce Costs Improve Capability Catalyze Growth Mitigate Risk

Rebuilding & Repositioning: Reduce Costs
Capital Markets Day |  P. 8
Best-in-class Cost  Position Will Drive Our Success…Broad-based Productivity Effort
Wave 1 & 2
Base Spend
Confirmed
Savings
Additional
Target
Adjusted
Spend
-14%
-3%
Polysilicon Costs Procurement  Savings
Pasadena Cost per KG

Rebuilding & Repositioning: Catalyze Growth
Capital Markets Day |  P. 9
*Source:  SEMI, MEMC estimates
**Source: Photon, SEMI, Gartner, MEMC estimates
Simultaneously  growing share and expanding our reach
2005 2006 2007 2008 2009
Semiconductor  Market Share
*
Expanded Addressable Market
* *
2009
Semiconductor Wafer
Solar Polysilicon
Solar Wafer
Solar Project
2009

Rebuilding and Repositioning: Diverse, Synergistic Business Portfolio
Capital Markets Day |  P. 10
50 years of innovation
Direct global presence
Established
(semiconductor stringent)
quality systems
Price and demand visibility
Better planning
Additional wafer demand
Accelerate poly/wafer
innovations
“10,000 customers”
Polysilicon scale
SG&A cost amortization
Strong ties with
cell/module customers
High quality material at
predictable cost
Semiconductor
Materials
Solar
Materials
SunEdison
synergy
synergy
Vertically Integrated Portfolio is a Competitive Advantage
Strong balance sheet, low financing costs

Rebuilding and Repositioning: Diverse, Synergistic Business Portfolio
Capital Markets Day |  P. 11
50 years of  innovation
Direct global presence
Established
(semiconductor stringent)
quality systems
Price and demand visibility
Better planning
Additional wafer demand
Accelerate poly/wafer
innovations
“10,000 customers”
Polysilicon scale
SG&A cost amortization
Strong ties with
cell/module customers
High quality material at
predictable cost
Semiconductor
Materials
Solar
Materials
SunEdison
Vertically Integrated Portfolio is a Competitive Advantage
Strong balance sheet, low financing costs
synergy

Rebuilding and Repositioning: Diverse, Synergistic Business Portfolio
Capital Markets Day |  P. 12
50 years of  innovation
Direct global presence
Established
(semiconductor stringent)
quality systems
Price and demand visibility
Better planning
Additional wafer demand
Accelerate poly/wafer
innovations
“10,000 customers”
Polysilicon scale
SG&A cost amortization
Strong ties with
cell/module customers
High quality material at
predictable cost
Semiconductor
Materials
Solar
Materials
SunEdison
Vertically Integrated Portfolio is a Competitive Advantage
Strong balance sheet, low financing costs
synergy

Rebuilding and Repositioning: Diverse, Synergistic Business Portfolio
Capital Markets Day |  P. 13
50 years of  innovation
Direct global presence
Established
(semiconductor stringent)
quality systems
Price and demand visibility
Better planning
Additional wafer demand
Accelerate poly/wafer
innovations
“10,000 customers”
Polysilicon scale
SG&A cost amortization
Strong ties with
cell/module customers
High quality material at
predictable cost
Semiconductor
Materials
Solar
Materials
SunEdison
Vertically Integrated Portfolio is a Competitive Advantage
Strong balance sheet, low financing costs
synergy

Rebuilding and Repositioning: Diverse, Synergistic Business Portfolio
Capital Markets Day |  P. 14
50 years of  innovation
Direct global presence
Established
(semiconductor stringent)
quality systems
Price and demand visibility
Better planning
Additional wafer demand
Accelerate poly/wafer
innovations
“10,000 customers”
Polysilicon scale
SG&A cost amortization
Strong ties with
cell/module customers
High quality material at
predictable cost
Semiconductor
Materials
Solar
Materials
SunEdison
Vertically Integrated Portfolio is a Competitive Advantage
Strong balance sheet, low financing costs
synergy

Rebuilding & Repositioning: Improving Capability
Capital Markets Day |  P. 15
Equipping the best people with the best processes and the right metrics
Experienced Team Robust Processes
Diverse Backgrounds
Deep Experience
Optimal Mix
Internal Promotions
New Additions
Returning Experts
Strong, Engaged Board of
Directors
Applicable expertise
Historical perspective
New Processes
Account management
Semi pricing
Semi cost roadmap
Customer base
“LCOE” roadmap
Pasadena operations
Procurement
Free Cash Flow
forecasting
Improved corporate
planning
More to come

Rebuilding & Repositioning: Mitigate Risk
Capital Markets Day |  P. 16
Changing the risk profile of the company
Lower Costs Faster Growth More Capable
Captured significant
purchasing savings
Launched Asia
centric
manufacturing
strategy
Launched internal
solar wafering plant
Implemented LCOE
roadmap
Implemented Semi
wafer roadmap
Reduced Pasadena
variability
Expanded
addressable market
Expanded product
offering
Broadened customer
sets
Acquired Sun Edison
Increasing
polysilicon capacity
Assembled the right
team
Implemented robust
processes in the
right places
Implementing
business unit
structure
Cross-qualified
plants

Priorities for 2010 and Beyond
Capital Markets Day |  P. 17
Continued customer
momentum
Improve Service
Optimal pricing
Cost roadmap execution
Best-in-class costs
Expand pipeline…Grow
backlog
Deliver competitive LCOE
roadmap
Capture sufficient and
efficient project financing
capacity
Systematize operational
improvements
Semiconductor Materials Solar Businesses
Good Momentum…a lot left to do
Total Company
Attract and retain the best people
More transparent and consistent

Semiconductor Materials Dr. Shaker Sadasivam, President, MEMC Semiconductor Materials February 4, 2010

Capital Markets Day |  P. 19
Semiconductor Materials Overview
Broad Product & IP Portfolio
Hundreds of high quality silicon patents worldwide
Complete offering of  innovative products
SOI, PerfectSilicon, MDZ, Optia, Clear Epi
World-class Research & Development organization
Available to support customers – competitive advantage
50 years of silicon research and experience
Driving innovation & cost-reduction efforts
Worldwide customer service, support & logistics
21 locations – manufacturing, sales, service & support
Local, responsive & flexible
Worldwide quality assurance
Strongest financial position & longevity
Strong balance sheet and low cost manufacturing global
infrastructure
Leading Position

Market Dynamics: Long-Term
Capital Markets Day |  P. 20
TODAY
1993
Pre-1990
Consolidated Market
High Barriers to Entry – (thousands of specs, global presence, capability, patents & IP, capex, profitable performance)
Generally consistent unit growth
Consolidated Market, High Barriers
>20
producers of
150mm or
smaller
10 producers
of 200mm
6 producers
of 300mm
Long-term Unit Growth
Mature market with Good Long-Term Growth Trend

Capital Markets Day | P. 21 Market Dynamics: 2009 ‘09 Unprecedented Decline in both Price and Volume

Capital Markets Day | P. 22 Market Dynamics: 2009 ‘09 ‘10 Price and Volume Recovery

Capital Markets Day |  P. 23
Historical Performance
Source:  SEMI, MEMC estimates.
Revenue & Operating Margin
Structural Changes Stem Market Share Losses.  We Now Have Positive Momentum.
Reversed Share Losses, Now Have Momentum
• Complete Customer Focus
• New Qualifications
Lower Wafer Cost
• Improved Process
• Asia Manufacturing
• Closing High Cost Capacity
SOI
R&D
2009
2009 Accomplishments
…Costs coming Down
Strong Customer Momentum…

Strong Customer Momentum Capital Markets Day | P. 24 0% 20% 2005 2006 2007 2008 2009 Semiconductor Market Share Successful Turn-Around…Near Double from Bottom 2009

2008 2009 2010 2011
Semiconductor Wafer Cost
(Example: 200mm)
Costs Coming Down
Capital Markets Day |  P. 25 Capital Markets Day |  P. 25
Best Known Method
-Utilization
-
-
reductions
-7%
-20%
Reversing Upward Cost Trend
Procurement
Tactical cost

2010 Outlook
Capital Markets Day |  P. 26
World-class costs generating high gross
margins
• Consolidation projects and capability
improvements
Best-in-class service and customer
momentum
New products to fuel above-market growth
• 300mm & SOI capacity expansion
-50%
50%
0
350
1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10
2010 Priorities
Customer Momentum: Capacity Development
Revenue & Margin 2009-2010
Significant Volume Rebound…Aggressive Cost Actions
Taiwan
Expand crystal making
Korea
300mm qualification & ramp
Malaysia
200mm hard ramp
Source: Gartner
New Products: SOI TAM
*
–
A great opportunity

2010 Outlook: Priorities
Capital Markets Day |  P. 27
Planned phased closure of U.S. sites by early 2011 and continuous cost reduction activities
We will also continue with high asset turnover model on capacity expansions
World-class costs generating higher gross margins
Significant Volume Rebound…Aggressive Cost Actions
Best-in-class service and sustained customer momentum
New products to fuel above-market growth rates
Ranked #1 in service at 3 of the 6 largest device companies across 3 continents
Expanded Sales, Engineering and Service organizations to create more focus and responsiveness
2010 will be first year of strong revenue growth on 300mm SOI
Development of 32nm substrate solutions for advanced applications and tailored epitaxy solutions for CIS

SunEdison Carlos Domenech, President, SunEdison February 4, 2010 Solar Materials Ken Hannah, President, MEMC Solar Materials February 4, 2010

Capital Markets Day |  P. 29
Solar Business Model
Synergy Rich Combination
Cell & Module
Vendor / Customer
Partners
“First mover” advantage
in highest growth, most
complex,  fragmented
markets
Revenue and margin
created per watt is 4x
wafer; margin stacking
Diversify customer base
by 100x
High barriers to entry
Cost off-take
Pull through
Solar
Materials
SunEdison
Match forward pricing
curve with internal cost
projections
Accelerate cost reductions
and product innovation at
module level
Leverage strategic
partners to increase
revenue with wafer  “pull-
through”
Improve revenue quality
by aligning with future
industry leaders
Reduce risk on long-cycle
CAPEX
Leverage solar materials
international presence to
expand SunEdison
worldwide

Capital Markets Day |  P. 30
#1 Solar Energy Services Provider in U.S.
Pioneer provider of solar systems and services
Commercial turn key solar power plants
Leading PPA developer
Developed distributed generation market
The largest solar energy service provider in North America
~100+ Mws installed, financed and under O&M
700 Mws backlog and pipeline
Demonstrated track record with financial institutions
Over $700M in project financing
Systems operating at >100% of underwritten investment
Three Value Streams
Development Fee (up-front income upon sale of systems)
Contracted  Residual (value of production beyond obligations)
Service Revenue (O&M, environment attributes)
Key Advantages
Internal R&D to optimize system design and production
Leading monitoring technology to maximize uptime and production
Best in class cost of capital
SunEdison Overview

Capital Markets Day |  P. 31
Strong & Established Company Competing in an Immature Market
Solar Materials Overview
Vertical integration in polysilicon and wafers
Capacity expansion in both areas
Internal wafering site on-line in 2010
Polysilicon capacity to support internal growth
Significant synergies with other MEMC segments
High Quality Materials
2 world-class polysilicon facilities
Semiconductor capable material
Recognized quality leader
World-class Research & Development organization
FAE’s available to support customers – competitive advantage
50 years of silicon research, IP & patents
Driving innovation & cost-reduction efforts
Semiconductor quality systems, supporting solar
Worldwide customer service, support & logistics
21 worldwide locations – manufacturing, sales, service & support
Worldwide quality assurance
Relationships with all major cell & module providers
Strongest financial position & longevity
Customers know we will be here to support them for the long-term
Viability to invest in capital intensive business

Market Dynamics – PV solar capacity
Capital Markets Day |  P. 32
Annual Installations (Gw)
1.4
2005
2.7
2007
5-6
2009e
8.2
6.0
6.6
2011e 2008 2012e
5.5
10.0
7.8
8.6
2006 2010e
1.8
7.0
5.5
6.0
Low:
High:
View:
ROW (MENA) 62%
Italy 39%
Germany -21%
Spain 29%
Europe (France) 36%
Canada 127%
US 51%
India 60%
China 137%
Global 37%
Japan 25%
3Year
CAGR
Source: Greentech Media, Solarbuzz, SunEdison estimates.
Enormous potential market – solar <0.5% of world energy supply

• State RPS requirements and other solar incentive programs
• U.S Stimulus; DOE, ITC, Bonus depreciation
• U.S. Federal climate legislation and EPA regulation
• New FIT markets
Market Dynamics – Global PV Market Trends
Capital Markets Day |  P. 33
Key drivers Competitive trends (2010 – 2014)
• ST: Consolidation of existing players, local competition (China)
• Large debt loads, outdated equipment, varied cost structures
• MT: Differentiated by ability to scale project financing
• LT: Large cap new entrants as economics and markets mature
• Willing to accept lower margins to compete
Competition
(fewer and bigger players)
• Need based economies (China, India, North Africa)
• Regulatory requirements and policy (net metering)
• Competitive $/Mwh versus increasing conventional energy rates
Demand
(net global increase)
• New technologies emerge, challenge to finance
• Additional capacity coming on-line, overcapacity
• Few successful new polysilicon entrants, more to follow
• Pressure on margins, forward integration; lowest cost wins
• Inefficient and opaque global supply chain
Supply
(increased volumes)
Regulatory environment
(increased involvement)
Enormous potential market – solar <0.5% of world energy supply

2008 2009
Pasadena Cost/KG
Capital Markets Day |  P. 34
Considerable Progress on Several Important Issues
Revenue & Operating Margin (Solar Materials)
0%
100%
0
1,200
2007 2008 2009
Historical Performance
Improved existing customer relationships…sales
to all 4 LTA customers
Added over 25 new customers
Completed 50Mw German solar plant …IRR>20%
Stabilized polysilicon manufacturing in
Q4…increased throughput and reduced variability
2009 Accomplishments
…and Predictability is Up Poly Costs are Down…

Capital Markets Day | P. 35 Historical Performance 2008 2009 Pasadena Cost/KG Operational Improvements Showing Early Results – Increased & More Consistent Output

Capital Markets Day | P. 36 Operational Improvements Showing Early Results – Increased & More Consistent Output. Historical Performance

Capital Markets Day |  P. 37
Historical Performance
Greatly Expanded Customer Base, Reduced Customer Concentration
Rank Customer 2009 MW Q109 Status Q409 Status
1 THIN-FILM 1,200 N/A N/A
2 SILICON 1,130 N/A ACTIVE
3 SILICON 1,000 ACTIVE ACTIVE
4 THIN-FILM & SILICON 600 N/A DEVELOPING
5 SILICON 600 N/A N/A
6 SILICON 500 N/A ACTIVE
7 SILICON 450 N/A DEVELOPING
8 SILICON 450 N/A N/A
9 SILICON 400 N/A N/A
10 SILICON 360 ACTIVE ACTIVE
11 SILICON 360 N/A ACTIVE
12 SILICON 300 N/A N/A
13 SILICON 300 N/A DEVELOPING
14 SILICON 295 N/A N/A
15 SILICON 290 N/A N/A
16 SILICON 280 N/A DEVELOPING
17 SILICON 225 N/A N/A
18 SILICON 200 N/A DEVELOPING
19 SILICON 200 N/A ACTIVE
20 THIN-FILM & SILICON 190 N/A ACTIVE
21 SILICON 185 N/A ACTIVE
22 SILICON 160 N/A ACTIVE
23 SILICON 150 N/A ACTIVE
24 SILICON 130 N/A DEVELOPING
25 SILICON 120 N/A ACTIVE
Other Other 2,000 N/A ACTIVE
EMERGING THIN-FILM 1,000 N/A ACTIVE
Total Total 13,000

Historical Performance
Capital Markets Day |  P. 38
Description:
• Technology agnostic
• Leading owner/operator of PV assets
• Highest efficiency crystalline module manufacturer
• Historically strong in residential segment
Capacity share:
14%
5%
4%
8%
4%
• Thin film  manufacturer
• Strong in utility segment
85
31
49
Operational PPA-financed capacity in United States (Mw)
25
25
• Technology agnostic ESCO service provider
• Bundles solar with energy efficiency
• FL’s largest Investor Owned utility
Company B
Company C
Company D
Company E
Source: Energy Acuity  as of 1/21/09. Data shows developer of record.
2009 Accomplishments - SunEdison
Systems >100% production
Channel partner program with largest regional players
100+ Mws under management
3 Bil kw/hrs contracted for 20 yrs
Successfully penetrated international markets
(Canada, Italy, Spain)
40 Mw,  135 systems installed and financed (est. 12%
of US non-resi market)
• Strong position with national customers
• MEMC parent company
• Early focus on Europe, emerging
player in NA

2010 Outlook
Capital Markets Day |  P. 39
2010 Priorities Materials Revenue & Margin 2009-2010
Leading Provider of Solar Energy Products & Services, Enabling Grid Parity & Profitable Growth
Reduce product cost…OEE improvements
Expand customer base…wafer pull through
Expand capacity in poly, wafers and installation
Leverage backlog and pipeline…1Gw by 2010
Turn cell-module suppliers/customers into strategic
partners
SunEdison Revenue & Margin 2009-2010
Investments and Initiatives
0%
50%
0
250
1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10
0%
50%
0
250
1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10
Internal solar wafer plant in Malaysia...sales in Q4
Develop > 100Mw in ‘10 vs. 40Mw in ’09
Channel partners penetration globally
Leverage platform in SunEdison; Italy, Spain,
Canada
Poly production up with OEE improvements and
Merano expansion (double capacity)
Diversified sources of capital

Closing Business Unit Remarks Ahmad Chatila, Chief Executive Officer February 4, 2010

2009, 2010 & Beyond
Capital Markets Day |  P. 41
Capitalized on Tough Times to Rebuild and Refocus…Poised for Success
Semiconductor
Continue customer
momentum
Best-in-class costs
Solar
Expand pipeline…grow
backlog
Deliver on LCOE roadmap
Secure sufficient and
efficient financing capacity
Institutionalize operational
improvements
Built customer momentum
Implemented business
processes to improve
operations
Closed strategic investment in
SunEdison
2009 Highlights Priorities for 2010 and Beyond

2010 Outlook Tim Oliver, Chief Financial Officer February 4, 2010

First 96 Days: Perspective
Restructuring
Operational issues in Pasadena
Tight credit markets
Unprecedented correction in
semiconductor and solar
Significant acquisition
2009 Realities
Transparency & Accessibility
Credibility & Predictability
Steady sequential improvement
Fund investment in future period
growth with current period
efficiency
2010 Objectives
Joined at Just the Right Time
Capital Markets Day |  P. 43

2010 Outlook: Revenue Walk
($ millions)
Tailwinds Headwinds
Share gain in 2009 augmented by
further gains in 2010
Semiconductor volume and price
recovery
Solar wafer volume
SunEdison Mw ramp
Persistent and expected decline in
Solar wafer prices
– Supply chain discontinuity
$1.16B
$1.75-1.85B
Semi Materials
Solar Materials
SunEdison
2009 Market MEMC Price SunEdison Other 2010
Growth Specific Growth
Capital Markets Day |  P. 44

2010 Outlook: Segment Operating Margin Walk
($ millions)
Tailwinds Headwinds
Volume and the accompanying
leverage
Supply chain and purchasing
savings
Restructuring benefits
Other cost productivity
Solar price declines only partially
offset by semiconductor increases
2009 Volume Price Mix Productivity 2010
(3%)
16-17%
Capital Markets Day |  P. 45

2010 Outlook: Free Cash Flow Re-Definition
Past Definition Current Definition
Proceeds from financing and
capital lease obligations
Repayments of financing and
capital lease obligations
SunEdison Business Model Necessitates the Change
plus
Construction of Solar
Energy Systems
Cash flows from
operating activities
Capital expenditures
Free Cash Flow
less
Cash flows from
operating activities
Capital expenditures
less
Free Cash Flow
less
less
Capital Markets Day |  P. 46

2010 Outlook: Cash Flow Walk
Tailwinds Headwinds
Swing to a profit
Working capital opportunities
Strategically imperative capacity
investments
SunEdison project timing
$1,075M
Capital Markets Day |  P. 47
~$350M
Beg Net Inc Op Cash Semi Poly Solar SunEd SunEd End
Cash & Capex Capex Capex Projects Net Fin. Cash &
Investments Investments

2010 Outlook: SunEdison Impact to Reported Results
Sale/Leaseback Debt Finance Direct Sale
Energy revenue over
life of project
Deferred gain on sale
over life of project as
credit to depreciation
Interest expense
Energy revenue over
life of project
ITC and energy credits
Interest expense
Immediate revenue
and margin, just like a
product sale
O&M contract only
impact after sale
Capital lease asset
Capital lease liability
(non-recourse project
debt)
Energy system asset
Debt (non-recourse
project debt)
Nothing on balance
sheet post sale and
receivable collection
Capex to build system
Immediate cash inflow -
Proceeds from financing and
capital lease obligations in
Financing cash flow
Cash outflow for lease
repayments
Cash inflow over life of
project for energy rev.
Capex to build system
Immediate cash inflow -
Proceeds from financing and
capital lease obligations in
Financing cash flow
Cash outflow for debt
repayments
Cash inflow over life of
project for energy rev.
Operating cash
(inventory) to build
system
Operating cash upon
receipt of cash from
customer on system
sale
Capital Markets Day |  P. 48

SunEdison: Typical Sale/Leaseback Project Construction Phase Project LLC MEMC Construction System Sale Cash Purchase Const. Funding Capital Markets Day | P. 49

SunEdison: Typical Sale/Leaseback Project Financial Institution Cash Purchase System Sale Project LLC MEMC Construction Closing Phase Capital Markets Day | P. 50

SunEdison: Typical Sale/Leaseback Project
Financial
Institution
Host /
Customer
Energy from
System
$/kWh
Billing
Free
Cash
Flow
Lease
Payments
System
Lease
Project LLC MEMC Construction
Operations Phase
Capital Markets Day |  P. 51

2010 Outlook: New Reported Segments
Semiconductor
Materials Solar Materials SunEdison
Risks
•Operational execution
•Global economic
regression
Opportunities
•Pricing retention
Risks
•2
nd
half uncertainty
Opportunities
•SunEdison
pull through
Risks
•Ramp execution risk
•Subsidies environment
•Financing capacity
Opportunities
•Materials cross-sell
•Large Intl. projects
-50%
50%
0
1,500
2009 2010
-50%
50%
0
1,500
2009 2010
-50%
50%
0
250
2009 2010
Cautiously Optimistic Dynamic Environment Rapid Ramp
Capital Markets Day |  P. 52

2010 Outlook: Guidance Overview
Revenue ($ million)
- Semiconductor Materials
- Solar Materials
- SunEdison
Segment Operating Margin
- Semiconductor Materials
- Solar Materials
- SunEdison
Tax Rate
EPS from Continuing Ops
Free Cash Flow
Capital Expenditure
2009
Actual
$1,164
586
573
4
(2%)
($0.30)
($158)
$225
2010
Guidance
$1,750–1,850
$0.70-0.80
Positive
Modeling
Support
60-70% Growth
5-15% Growth
~$200M
16-17%
Higher than avg.
Higher than avg.
Lower than avg.
~15%
~$350M for core
Capital Markets Day |  P. 53

2010 Outlook: Revenue & EPS Calendarization
0.00
0.50
0
500
Q110 Q210 Q310 Q410
Consensus Revenue
Consensus EPS
MEMC Revenue Outlook
MEMC EPS Outlook
EPS Ramps with Volume and Productivity
Capital Markets Day |  P. 54

Business Model: Longer-Range Targets
Capital Markets Day |  P. 55
We Will Make Significant Progress in 2010
Long
Range
Target
2010
Outlook
Revenue Growth
Gross Margins
Opex as % of Revenue
Operating Income as % Revenue
Capex as % of Revenue (Materials Businesses)
IRR of Projects in Solar Systems
FCF as % of Net Income
>Market
30%
10%
20%
15%
20%
85%
Closing
Gap
Work to
do
Closing
Gap
~20%
Work to
do

Q&A
Ahmad Chatila, Chief Executive Officer
Tim Oliver, Chief Financial Officer
Dr. Shaker Sadasivam, President, MEMC Semiconductor Materials
Ken Hannah, President, MEMC Solar Materials
Carlos Domenech, President, SunEdison
*
*
*
*

Capital Markets Day February 4, 2010 * * * *